

November 2025

Disclaimer

Important Information for Investors and Shareholders

This communication relates to a proposed transaction involving A Paradise Acquisition Corp., a British Virgin Islands business company ("A Paradise") and Enhanced Ltd ("Enhanced"). This communication does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. A Paradise and Enhanced intend to file a registration statement on Form S-4 with the Securities and Exchange Commission (the "SEC"), which will include a document that serves as a prospectus and proxy statement of A Paradise, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all A Paradise shareholders. A Paradise and Enhanced also will file other documents regarding the business combination with the SEC. Before making any voting decision, investors and security holders of A Paradise are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the business combination as they become available because they will contain important information about the business combination. Neither the SEC nor any securities commission or any other U.S. or non-U.S. jurisdiction has approved or disapproved of the business combination or information included herein.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by A Paradise and Enhanced through the website maintained by the SEC at www.sec.gov. The documents filed by A Paradise with the SEC also may be obtained upon written request to A Paradise Acquisition Corp., The Sun's Group Center, 29th Floor, 200 Gloucester Road, Wan Chai, Hong Kong, Attention: Claudius Tsang, Chief Executive Officer, +852 9583 3199.

Participants in the Solicitation

Enhanced, A Paradise and their respective directors and executive officers may be deemed participants in the solicitation of proxies from A Paradise's stockholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in A Paradise is contained in A Paradise's final prospectus related to its initial public offering dated July 29, 2025, which was filed with the SEC and is available free of charge at the SEC's website at www.sec.gov and in A Paradise and Enhanced's registration statement on Form S-4 which will be filed with the SEC, and will be available free of charge at the SEC's website at https://www.sec.gov/, or by directing a request to A Paradise Acquisition Corp., The Sun's Group Center, 29th Floor, 200 Gloucester Road, Wan Chai, Hong Kong, Attention: Claudius Tsang, Chief Executive Officer, +852 9583 3199. Additional information regarding the interests of such participants will be contained in the registration statement when available.

A list of the names of the directors and executive officers of Enhanced and information regarding their interests in the business combination will be contained in the registration statement when available. Additional information regarding the interests of such participants in the solicitation process may also be included in other relevant documents when they are filed with the SEC.

Forwarding Looking Statements

This communication only speaks at the date hereof and may contain, and related discussions contain, "forward-looking statements" within the meaning of U.S. federal securities laws. These statements include descriptions regarding the intent, belief, estimates, assumptions or current expectations of A Paradise, Enhanced or their respective officers with respect to the consolidated results of operations and financial condition, future events and plans of A Paradise and Enhanced. These forward-looking statements may be identified by a reference to a future period or by the use of forward-looking terminology. Forward-looking statements are typically identified by words such as "expect", "believe", "foresee", "anticipate", "intend", "estimate", "goal", "strategy", "plan", "target" and "project" or conditional verbs such as "will", "may", "should", "could", or "would" or the negative of these terms, although not all forward-looking statements contain these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Forward-looking statements are not historical facts, and are based upon management's current expectations, beliefs, estimates and projections, and various assumptions, many of which are inherently uncertain and beyond A Paradise's and Enhanced's control. Such expectations, beliefs, estimates and projections are expressed in good faith, and management believes there is a reasonable basis for them. However, there can be no assurance that management's expectations, beliefs, estimates and projections will be achieved, and actual results may differ materially from what is expressed in or indicated by the forward-looking statements.

These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability.

Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to: the outcome of any legal proceedings that may be brought against Enhanced or A Paradise following the announcement of the transactions described herein; the inability to complete the transactions described herein; the failure to obtain required regulatory or shareholder approvals; the valuation of Enhanced in connection with the business combination, which was determined through negotiations among affiliated parties and may not represent a market-based valuation; Enhanced's unproven business model, limited operating history, and minimal revenue to date; the success of the inaugural 2026 Enhanced Games and subsequent events; audience, sponsor and media demand for performance-enhanced competition and related products; the availability of financing and proceeds from the private placement financing described herein; public, medical, regulatory, and ethical scrutiny of performance-enhancement substances and telehealth practices; the evolution of applicable sports, health, and data-privacy regulations; competition from established sports organizations and entertainment providers; insurance coverage limitations and increased operating costs; dependence on key management and medical personnel; exposure to litigation, antitrust or regulatory actions; risks related to market volatility, redemptions and the consummation of the business combination; Enhanced's ability to develop and, expand its information technology and financial infrastructure; Enhanced's intellectual property position, including the ability to maintain and protect intellectual property; the need to hire additional personnel and ability to attract and retain such personnel; the ability to recruit and retain athletes, coaches and partners; its ability to obtain additional capital and establish, grow and maintain cash flow or obtain additional and adequate financing; the effects of any future indebtedness on Enhanced's liquidity and its ability to operate the business; its expectations concerning relationships with third parties and partners; the impact of laws and regulations and its ability to comply with such laws and regulations including laws and regulations relating to consumer protection, advertising, tax, data privacy, and anti-corruption; any changes in certain rules and practices of U.S. and Non-U.S. entities, including U.S.A. Swimming, U.S.A. Track & Field, U.S.A Weightlifting, World Anti-Doping Agency, World Aquatics, World Athletics, the International Weightlifting Federation and other sport governing bodies; its expectations regarding the period during which Enhanced will qualify as an emerging growth company under the JOBS Act; the increased expenses associated with being a public company; and Enhanced's anticipated use of its existing resources and proceeds from the transactions described herein.

There may be other risks not presently known to us or that we presently believe are not material that could also cause actual results to differ materially. Analysis and opinions contained in this communication may be based on assumptions that, if altered, can change the analysis or opinions expressed. In light of the significant uncertainties inherent in the forward-looking statements included in this communication, the inclusion of such forward-looking statements should not be regarded as a representation by us or any other person that the objectives and plans set forth in this communication will be achieved, and you are cautioned not to place substantial weight or undue reliance on these forward-looking statements. These forward-looking statements speak only as of the date they are made and, A Paradise and Enhanced each disclaims any obligation, except as required by law, to update or revise forward-looking statements, whether as a result of new information, future events or otherwise.

References throughout this communication to websites and reports are provided for convenience only, and the content on the referenced websites or in the referenced reports is not incorporated by reference into this communication. Enhanced assumes no liability for any third-party content contained on the referenced websites or in the referenced reports.

Use of Non-GAAP Measures and Other Financial Metrics

This communication includes certain financial measures not presented in accordance with generally accepted accounting principles ("GAAP") including, EBITDA, Gross Margin and metrics derived therefrom. These non-GAAP financial measures should not be considered in isolation and are not intended to be a substitute for any GAAP financial measures. These non-GAAP measures provide supplemental information that we believe helps investors better understand our business, our business model and how we analyze our performance. We also believe these non-GAAP financial measures improve investors' and analysts' ability to compare our results with those of our competitors and other similarly situated companies, which commonly disclose similar performance measures. However, our calculation of EBITDA and Gross Margin may not be comparable to similarly titled performance measures presented by other companies. Further, although we use these non-GAAP measures to assess the financial performance of our business, these measures exclude certain substantial costs related to our business, and investors are cautioned not to use such measures as a substitute for financial results prepared according to GAAP. Non-GAAP financial measures have limitations in their usefulness to investors because they have no standardized meaning prescribed by GAAP and are not prepared under any comprehensive set of accounting rules or principles. As a result, non-GAAP financial measures should be viewed as supplementing, and not as an alternative or substitute for, our financial results prepared and presented in accordance with GAAP.

Information reconciling forward-looking EBITDA, Gross Margin and other income statement projections to their most directly comparable GAAP financial measure is unavailable to Enhanced without unreasonable effort due to, among other things, certain items required for such reconciliations being outside of Enhanced's control and/or not being able to be reasonably predicted. Preparation of such reconciliations would require a forward-looking balance sheet, statement of income, and statement of cash flow, prepared in accordance with GAAP, and such forward-looking financial statements are unavailable to the Company without unreasonable effort.

Use of Projections

This communication includes certain statements and estimates of the Company with respect to the projected future performance of the Company. Such statements, estimates and projections reflect various assumptions by management concerning possible anticipated results, which assumptions may or may not be correct. No representations are made as to the accuracy of such statements, estimates or projections. You will be expected to have conducted your own due diligence investigation regarding these and all other matters pertinent to Enhanced.

Disclaimer

Use of Data

The data contained herein is derived from various internal and external sources we believe to be reliable. No representation is made as to the reasonableness of the assumptions within or the accuracy or completeness of any projections or modeling or any other information contained herein. Accordingly, any liability in respect of the information contained herein or in respect of this communication (including in respect of direct, indirect or consequential loss or damage) is expressly disclaimed. Any data on past performance or modeling contained herein is not an indication as to future performance, and the Company disclaims any obligation, except as required by law, to update or revise the information in this communication, whether as a result of new information, future events or otherwise.

Transaction Overview

Transaction Structure

- Business combination of Enhanced and A Paradise Acquisition Corp. (“APAD”).
- $1,440m gross proceeds, consisting of $200m cash in trust, a $40m private placement, $1,200m in seller’s equity.
- Apeiron to receive high-vote shares representing 95% of the voting power of Enhanced.

Business Objectives

- To disrupt the global sports and entertainment industry by introducing a new model of athletic competition grounded in scientific advancement, performance innovation, and athlete autonomy.
- To extend its philosophy of human optimization to a wider audience by promoting education, awareness, and access to evidence-based approaches for improving health, longevity, and overall well-being.

Pro Forma Enterprise Value

- $1,310m pro forma enterprise value.

Illustrative Pro Forma Ownership

- Apeiron and affiliates will own 41.5%.
- Enhanced CEO, Maximilian Martin, will own 7.0%.
- Other existing Enhanced holders will own 29.3%.
- SPAC public shareholders will own 14.6%.
- SPAC Sponsor will own 4.6%.
- Other SAFE investors will own 2.9%.
- SAFE and SPAC public investors are freely tradable at closing.
- Existing Enhanced investors will have 5% unlocked 4 weeks before the games, 50% after 12 months, and 45% after 18 months.
- Existing Enhanced investors who participate in the SAFE will have 4x their new investment unlocked at closing.
- SPAC Sponsor subject to customary lock-up period of up to 12 months.

Illustrative Pro Forma Capital Structure

- $240m cash gross proceeds.
- No debt outstanding post-transaction

Note(s): Assumes no redemptions from APAD’s trust account.

Investment Highlights

01 Empowering athletes to lead their own performance journey through physician-supervised enhancements and full transparency.

02 Bridging elite sport and mass-consumer wellness by demonstrating world-record-level results and translating those into accessible lifestyle products.

03 Leveraging our flagship games as a brand engine and top-of-funnel acquisition tool that fuels a dynamic consumer-commerce ecosystem.

04 Scaling globally with an asset-light, partnership-driven model that focuses us on brand, science, and community rather than heavy infrastructure.

05 Building a defensible data-science moat and network effect as athlete and consumer performance data fuels innovation, product development, and loyalty.

Using Inspiration + Innovation To Empower



Enhanced Games
Live Enhanced

Enhanced Games is positioned to become one of the most watched events in the world, demonstrating, on the global stage, the tangible benefits of performance enhancements.

Data will be gathered from the world's best athletes, driving innovation in Performance Medicine, akin to the dynamic that defines Formula 1.

By harnessing the power of sport, Enhanced inspires audiences worldwide to *Live Enhanced*, transforming excitement, emotion, and entertainment into meaningful awareness of performance enhancement and sparking curiosity among future consumers.

Enhanced Games

The Enhanced Games delivers a best-in-class experience for athletes and audiences alike, attracting the world's top talent through exceptional benefits, meeting the demands of a broadcast-first global audience, and driving awareness of the broader benefits of performance enhancement beyond sports.

Live Enhanced

The Enhanced Performance Products will provide access to the tools, products, and protocols that let everyone *Live Enhanced*.



"...realistically I've achieved everything I can, and now Enhanced Games is giving me a new opportunity."

Three-time Olympian; Two-time World Champion

BEN PROUD

Aquatics



" ...to compete on a stage where female athletes are valued and compensated fairly and equally to men. I believe this is the future of sport."

Two-time World Champion

MEGAN ROMANO

Aquatics



"...to dedicate all my energy to pushing my limits and becoming the fastest human to ever live."

Two-time Olympic Medallist & One-time World Champion

FRED KERLEY

Athletics

Enhanced Games



More Time = More Experiences



Share of Wallet Towards Experiences

Consumer spending is shifting from ownership (such as homes and luxury goods) to experiences.

According to Allied Market Research reports, the global events market is expected to grow from $1.1tn in 2019 to $2.1tn by 2032, fueled by demand for unique, immersive, and VIP events.

Live Sports Events: The Ultimate Experience

Share of Time Towards Experiences

The COVID pandemic redefined the workweek, and in-office Fridays have faded, giving rise to the pseudo three-day weekend.

As AI automates daily tasks, people are reclaiming time for leisure and real-world connections.

Spending data confirms the shift: the average global vacation is now one full day longer than before COVID, and midweek hotel stays are surging, signalling new spending behaviours.



Ari Emanuel
CEO of UFC and WWE's Parent Company

"[Work weeks could go] down to three with AI [as more people use the technology to expedite everyday tasks]."

"If you believe the premise that humans are social animals, they're going to have to do something. They can't just sit at home, so they'll go to music, they'll go to sports and they'll go to ... live events."

Source(s): Allied Market Research; MasterCard Economics Institute; STR (CoStar Group).

Enhanced Games:
Las Vegas, May 2026

The Enhanced Games is intended to be a global annual competition that celebrates and advances human potential through safe, transparent enhancement, offering fair play, record pay, unmatched athlete care, and a Super Bowl level half-time show.

Who	50 elite athletes 2,500 in-person spectators 50 scientific delegates
When	Memorial Day Weekend: May 24, 2026
Where	Resorts World Las Vegas, Nevada, United States
Partners	Reusable Track Manufacturer: Mondo Reusable Pool Manufacturer: Myrtha Production: Van Wagner


mankind can be
with audacity

From 2026, Enhanced plans to operate an annual flagship Enhanced Games in addition to sponsoring additional sporting events for media distribution "Red-Bull style".

Enhanced Games: Competition Overview

Total prize money to athletes: (up to) $25,000,000

Breakdown:

+ $6.15M Event Prize Money
+ $9.50M World Record ("WR") Bonuses
+ $9.35M Performance Team Salaries & Appearance Fees



Aquatics

50m, 4-lane competition pool
24 Athletes

50m Free (M&W)
+ WR $1M

100m Free (M&W)
+ WR $250k

50m Backstroke (M)
+ WR $250k

50m / 100m Butterfly (M)
+ WR $250k

50m / 100m Breaststroke (M)
+ WR $250k



Athletics

150m, 6-lane track
18 Athletes

100m (M&W)
+ WR $1M

60M Showcase (M)

40Y Showcase (M)


PROUD
PROUD

Weightlifting

Competition platform set-up
8 Athletes

Snatch & Clean and Jerk (M&W)
+ WR $250k

The Enhanced Performance Team

Within the broader pool of athletes in the Enhanced Games, we have created the Enhanced Performance Team, our roster of athletes who have all entered into contracts with Enhanced. Signing with Enhanced is like joining a professional sports franchise: everything is taken care of. Following medical assessment and clearance, athletes receive a monthly stipend, world-class coaching, nutritional and medical support, and access to training camps. Our first training camp began in September in Las Vegas and will be followed by a second international training camp in January.

Enhanced holds extensive NIL rights of its athletes on the Enhanced Performance Team, enabling seamless integration into brand partnerships and commercial campaigns. For the athletes, this is life-changing support. We currently expect that approximately one-third of all Enhanced Games participants will be part of the Enhanced Performance Team.



Kristian Gkolomeev
Aquatics
2x Enhanced World Record holder.
4x Olympian.
European Champion.


E+

Fred Kerley
Athletics
2x Olympic Medallist.
1x World Champion.



Benjamin Proud
Aquatics
3x Olympian & Olympic Medallist.
2x World Champion.
1x European Champion.


E+

Megan Romano
Aquatics
2x World Champion.
NCAA Team Champion.
American Record-Holder.



Marius Kusch
Aquatics
1x World Medallist.
3x European Medallist.

Clinical Study

In collaboration with an internationally recognized health authority, Enhanced is sponsoring and expects to obtain IRB approval for a groundbreaking clinical research study that will evaluate the effects of personalized, medically supervised performance-enhancing substances on elite athletes.

Clinical Study Overview - How Athletes Train Enhanced

Clinical Study Design & Setup	A first-of-its-kind, IRB-approved clinical research study exploring the impact of medically supervised performance-enhancing substances on elite athletes in a real world setting - conducted within an ethically governed research framework.
Comprehensive Athlete Profiling	Athletes participate in state-of-the-art medical and performance evaluations to determine Enhanced Games eligibility and to monitor their health before, during, and after the Games as part of a structured long-term follow-up health program.
Performance Enhancements	Consenting athletes, fully informed of the risks and benefits, may choose to receive select performance-enhancing substances personalized to their biology, health, and goals - administered safely, legally, and under clinical oversight.
Global Impact in Sport & Society	Consenting athletes serve as a model to advance responsible human enhancement, bridging elite performance research with wider health applications in resilience, longevity, and disease prevention.



All selected enhancements possess market authorization, established safety profiles, and an extensive clinical history - administered under medical supervision, supported by approved ancillary substances, and distributed through a regulated, traceable supply chain.

Select Performance-Enhancing Substances

Testosterone Esters	*Testosterone Enanthate* *Testosterone Cypionate* *Testosterone Propionate*
Anabolic Steroids	*Methenolone Enanthate* *Nandrolone Decanoate*
Peptide Hormones and Growth Factors	*Human Growth Hormone (hGH)* *Erythropoietin (EPO)*
Hormone and Metabolic Modulators	*Meldonium*
Stimulants	*Modafinil* *Amphetamine-Dextroamphetamine 'Adderall'*

The First World Record

50 Meters to History (Link)

On February 25, 2025, Kristian Gkolomeev set a new World Record in the 50m Freestyle. He achieved this after being enhanced for three weeks. Seven weeks later, he returned - this time in a regulation swimsuit - and broke the World Record again.

By taking the first step toward superhuman potential, we succeeded in changing an athlete's life forever and serving as proof of concept for the Enhanced Games.

For his extraordinary achievement, Kristian was awarded a $1m bonus for breaking the World Record.

Social Media Impact

+155M total impressions with +3,799 uploads (83.9% User Generated Content).

Note(s): Figures updated as of November 24, 2025



ENHANCED
AN ENHANCED DOCUMENTARY:
50 METERS TO HISTORY
THE FIRST SUPERHUMAN



ENHANCED
Jaked
50M FREESTYLE 20:89
WORLD RECORD 20:91

The Self Sustaining Content Machine



The Enhanced Games
Athletics Showcase Events
Premium Entertainment
High Virality Efforts
Athlete "Behind the Scenes"
Edu-tainment
Education/Policy
Always-On Social Activity

The foundation of Enhanced is the Enhanced Games, a self-sustaining engine of content, brand awareness, and profit.

Our model creates its own momentum:

- Year-round, we plan to produce content highlighting elite sport, athlete storytelling, entertainment, and educational content.
- This content is intended to drive engagement and funnel audiences to the Enhanced Games, where global attention is expected to convert into significant commercial returns.
- The Games stand as both the pinnacle of our content strategy and a profitable engine that amplifies our brand and sustains consumer interest.

From there, the momentum flows naturally into Enhanced Performance products and services, converting cultural impact and brand equity into long-term consumer adoption.

A Premier Social Media Audience

Geographic Distribution



Non English Speaking
~33.6%
Europe
23.0%
North
America
49.9%
Oceania
13.9%
English Speaking
~66.4%

~66% of our audience is in English-speaking markets, ensuring advertiser access. With half in North America and a strong presence in Europe and Oceania, we offer a culturally influential global fanbase.

Age & Gender



Female
~5%
35-44
23.3%
25-34
41.5%
18-24
21.5%
45-54
8.8%
Male
~95%

~95% male, ~64% aged 25-44. We attract a valuable sports demographic. This young, engaged audience has above-average disposable income, ideal for sponsors and advertisers.

Strong Presence and Momentum on Socials

The Enhanced Games' audience of engaged sports fans surged by nearly 300% since May 2025, reflecting audience capture.



500,000
400,000
300,000
200,000
100,000
0
Followers / Subscribers
~300% explosion in growth since our World Record & Inaugural Games announcement in May 2025.
21/06/2024
27/06/2024
17/07/2024
05/08/2024
14/08/2024
28/08/2024
12/09/2024
25/09/2024
21/10/2024
18/11/2024
20/05/2025
27/05/2025
06/06/2025
21/06/2025
18/07/2025
02/09/2025
20/09/2025
08/10/2025
Date
LinkedIn
Youtube
Facebook
Twitter/X
TikTok
Instagram

Source(s): All Social Media metrics (Audience, Followers, Geo Breakdown, Age/Gender) are compiled directly from Meta Business Suite (Instagram/Facebook), TikTok Studio, YouTube Studio, X Analytics, and LinkedIn Analytics. Demographic figures are derived from the average across all platforms.

Live Enhanced



Hitting Zeitgeist

From treating illness to engineering human performance





Traditional Medicine

We believe there is growing awareness that traditional medicine is designed to make sick people less sick. It is reactive by nature, focused on diagnosing and managing disease once health has already failed. Its goal is not to push boundaries but to restore normal function - to bring patients back to baseline. This approach has defined healthcare for centuries, yet we believe it overlooks the vast potential of human optimization: taking people beyond normal, into extraordinary physical and cognitive performance.

Performance Medicine - Live Enhanced

Performance medicine begins where traditional medicine ends. It applies science, data, and biotechnology to elevate healthy individuals beyond their natural limits - stronger, faster, sharper, and longer-living. By combining consciousness, discipline, and scientific progress, humans can now enhance the biology they were born with. This is the next stage of human health: using innovation not just to heal, but to improve - enabling anyone to unlock their highest physical and mental potential.

Optimization & Enhancement

Optimal Health

Disease Treatment & Management

The Overton Window is Shifting in Real Time

The New York Times
'I'm on Fire': Testosterone Is Giving Women Back Their Sex Drive — and Then Some
22 Oct 2025

THE WALL STREET JOURNAL.
Faster, Higher, Stronger—and Full of Drugs. The Billionaire Quest to Hack Sports
24 Oct 2025

Longevity**Technology**
Bryan Johnson's Blueprint raises star-studded $60m funding round
29 Oct 2025

What Does It Mean To Live Enhanced?

To *Live Enhanced* is to choose progress. For some, it means advanced science: hormone therapy, longevity, peptides, and beyond. For others, it means supplementation and coaching. Where one sits on that spectrum is very personal. The Enhanced Performance Products portfolio begins with our first product of hormone therapy, but our long-term vision is to provide the full suite of products, protocols, and tools to *Live Enhanced*.

Our ultimate KPI: how many people globally see themselves as Enhanced. Today it might be 0.1%. But can we grow this percentage to 3–5% over the next 10-15 years? A proxy for this KPI is the size and growth of the markets described below.


Coaching
Personalized Supplements
GLPIs
Peptides
NAD+ Longevity
Hormone Replacement Therapy
Cognitive Enhancements
Initial Offering
Live Enhanced Platform
Anticipated Long Term Offering

Note(s): Enhanced does not plan to perform these services directly but instead contracts with authorized service providers.

A Growing Industry

$208B
Dietary Supplements
~8% CAGR

$16B
Personalized Supplements
~15% CAGR

$0.5B
NAD+ Longevity
~13% CAGR

$32B
Hormone Replacement Therapy
~6% CAGR

$67B
GLPIs
~15% CAGR

$3.3B
Peptides
~8% CAGR

Note(s): Global Addressable Markets for 2025 & 5-Yr. CAGR; Source(s): 1) Grandview & FnF Research: Global dietary supplements market; 2) Grandview: Globel GLP-1 receptor agonist market; Markets&Markets: Global GLP-1 agonists market; 3) Grandview & Precedence Research: Global hormone replacement therapy market; 4) Grandview: Personalized nutrition & supplements market; 5) Future Market Insights, Data Bridge Market Research, Deep Market Insights: Global peptide supplements market; 6) Insight Ace Analytic: Global NAD-based anti-aging market & Future Market Insights: Nicotinamide Adenine Dinucleotide Market

Personalized Performance Protocols

Expected to launch in Q1 2026, our flagship Rx platform aims to redefine performance medicine. We move beyond one-size-fits-all treatments to deliver an athlete derived, data-driven experience that begins with personalization.

Our Proprietary Patient Journey:

a. **Smart Diagnostic Quiz:** The journey starts with our proprietary quiz. This screens patients, triages needs, and instantly recommends personalized treatment bundles, optimizing conversion and patient value from day one.

b. **At-Home Diagnostics:** We ship a convenient, self-administered blood kit directly to the consumer for a comprehensive baseline analysis.

c. **1-on-1 Clinical Review:** A dedicated doctor / clinician reviews the diagnostic results with the patient, defines precise performance goals, and finalizes their custom protocol.

d. **Bespoke Rx Protocol:** Our expert clinical team designs a unique treatment plan; each bundle is tailored to the patient's distinct biology and objectives for their individual goals.

e. **Continuous Optimization:** We provide ongoing clinician guidance and follow-up testing to ensure patients reach and maintain their peak performance, driving powerful long-term retention.

Partner Provides

- BLOOD / BIOMARKER TESTING
- APPROVED CLINICAL PROTOCOLS
- BOARD CERTIFIED CLINICIANS
- EMR TECH
- LICENSED PHARMACIES
- SHIPPING, DAMAGE
- PACKAGE PROCUREMENT
- SUPPLY / DEMAND PLANNING
- SUBSTANCE PROCUREMENT
- 24/7 CUSTOMER SUPPORT

Enhanced

- DESIGN
- CUSTOMER ACQUISITION
- LANDING PAGE
- IRB LED INPUT - DYNAMIC




E+ ENHANCED


Enclomiphene
Testosterone Cream

Note(s): Enhanced does not plan to perform all of these services directly but instead contracts with authorized and regulated service providers.

Personalized Supplements

Precision Wellness: Our Personalized Supplement Platform

Expected to launch Q1 2026, our personalized supplement platform delivers the same elite-grade formulations used by our professional athletes, tailored to each consumer's unique biology through a scalable, data-driven system.

The 3-Step Personalization Funnel:

1. **Assess (Scalable Intake):** Consumers complete a proprietary holistic health quiz to establish their unique baseline and goals.

2. **Formulate (Proprietary IP):** The algorithm instantly designs a personalized supplement protocol from a matrix of over 120 high-efficacy ingredients and dosages.

3. **Optimize (Data-Driven Precision):** For ultimate performance, consumers can further integrate blood test data to allow our system to further refine and optimize their personalized stack (optional).

Over time, our strategy is to seamlessly integrate these supplement protocols with our core flagship Rx platform to create a unified customer journey.

Partner Provides

- MANUFACTURING
- INGREDIENT SOURCING
- INGREDIENT PROCUREMENT
- 3PL
- BLEND DESIGN
- SHIPPING, DAMAGE
- PACKAGE PROCUREMENT
- SUPPLY / DEMAND PLANNING

Enhanced

- DESIGN
- CUSTOMER ACQUISITION
- LANDING PAGE
- IRB LED INPUT - DYNAMIC
- CUSTOMER SUPPORT






ENHANCED

Note(s): Enhanced does not plan to perform all of these services directly but instead contracts with authorized and regulated service providers.

The Enhanced Halo Effect



The Enhanced Halo Effect


IRB &
Research Data
Enhanced
Games
Athlete
Achievement
Global
Imagination
Personalized
Rx Protocols
Personalized
Supplements
Lifestyle
Live
Enhanced
Concierge
Coaching
Entertainment
/ Content
Digital Tools
& Platforms
Specialty
Lodging

Collective Social Media Reach

The combined social media following for the Enhanced Performance Team across Instagram, TikTok, and X is approximately 2.6 million followers.

Top 4 Athletes by Social Media Reach:



Fred Kerley

Instagram: 1.2M followers



Wesley Kitts

Instagram: 747k followers



Marius Kusch

Instagram: 220k followers



Ben Proud

Instagram: 121k followers

Medical & Scientific Commissions

Medical Commission



Prof Dr Guido Pieles

Chair, Medical Commission

- Sports Cardiology and Screening, Doha.
- Honorary Professor of Sports Cardiology at UCL.
- D.Phil. (Cardiovascular Medicine), University of Oxford.



Dr Michael Sagner

Endocrinology

- Board Member, Ageing Research at King's College Faculty of Life Sciences & Medicine London.
- Director, European Society of Preventative Medicine.



Dr Michael Ashenden

Sports Hematology

- First WADA-funded researcher of the Athlete Biological Passport.
- Project coordinator for the development of WADA-accredited anti-doping tests (blood transfusions and blood substitutes).



Prof Brian Kopell

Neuroscience

- Director of the Center for Neuromodulation, Mount Sinai.
- Professor of Neurosurgery, Neurology, Neuroscience, and Psychiatry, Mount Sinai.

Scientific Commission



Prof George Church

Harvard

- Harvard University, MIT, Professor of Health Sciences and Technology.
- Harvard Medical School, Professor of Genetics.
- Co-Founder, Colossal Biosciences.



Prof Justin Stebbing

Cambridge

- Professor of Biomedical Sciences, ARU, Cambridge.
- UK's first NIHR Research Translational Oncology Professor.
- Editor-in-Chief, Oncogene.



Prof Jose Antonio

Nova Southeastern University

- CEO and Co-Founder of the International Society of Sports Nutrition.
- Professor of Exercise and Sport Science, Nova Southeastern University.



Dr Leo Nissola

Centro Universitário São Camilo

- Doctor of Medicine (MD), Centro Universitário São Camilo.
- Award-winning immunologist, doctor, and bestselling author.
- Developed COVID-19 models for White House.

Note(s): This list is not exhaustive. A complete overview of the Medical and Scientific Commissions is available at enhanced.com/team.

Leadership Team



Maximilian Martin
Co-Founder & CEO

- Strategic leadership, content distribution, partnerships.
- Previously, Co-Founder & CEO, Bitfield.



Christian Angermayer
Co-Founder & Executive Chairman

- Strategic leadership, capital strategy.
- Founder, Apeiron Investment Group.



Sid Banthiya
Chief Financial Officer

- Leading financial strategy, fundraising, and building scalable operations to drive global growth.
- Previously, Chief Financial Officer, Milk Bar.



Jim Murren
Independent Board Member

- Providing oversight, strategic guidance, and safeguarding of stakeholder interests.
- Previously, Chairman & CEO, MGM Resorts International.



Prof Dr Guido Pieles
Chair, Medical Commission

- Ensuring athletes are safe to compete; overseeing safe enhancement protocols.
- Sports Cardiology and Screening, Doha.



Rick Adams
Chief Sporting Officer

- Recruiting the best athletes and staging competitions where they can shine.
- Previously, Chief of Sport Performance, United States Olympic Committee.



Alex Lopez
Chief Brand & Marketing Officer

- Capturing athlete stories, producing content for global distribution, building and converting audience.
- Previously, President & Global Chief Creative Officer, McCann Worldgroup.



Emily Tabak
Chief Legal Officer
Beginning December 1, 2025

- Overseeing all legal affairs and compliance, managing risk, and providing strategic legal guidance to support business objectives
- Previously, General Counsel, Vivid Seats and Datto.



Chris Jones
Chief Communications Officer

- Driving the internal and external communications of Enhanced, shaping its public image and ensuring strategic messaging across all channels.
- Previously, Vice President, Communications, FanDuel.

Major Investors in Enhanced

APEIRON	THIEL	1789 CAPITAL	ANTHOS
Family Office Christian Angermayer. Investor Name: Apeiron Investment Group.	Family Office Peter Thiel. Investor Name: Thiel Capital.	GP: Omeed Malik, Chris Buskirk, Donald Trump Jr. Investor Name: 1789 Capital.	GP: Paul Farr. Investor Name: Anthos Capital.
Karatage	**WINKLEVOSS CAPITAL**	**KBW VENTURES**	
Family Office Marius Barnett & Martin Moshal. Investor Name: Karatage.	Family Office Tyler & Cameron Winklevoss. Investor Name: Winklevoss Capital.	Family Office HRH Prince Khaled. Investor Name: KBW Ventures.	Family Office Balaji Srinivasan. Investor Name: Balaji Fund.

Projected Financials



Key Company Financial Projections



Net Revenue ($m)
Revenue Growth %
na
205%
104%
150% CAGR
$357
$107
$140
$110
$175
$68
$48
$58
$57
$31
$10
$16
2026E
2027E
2028E
Prescriptions
OTC
Games
‘26 - ‘28 CAGR



Gross Profit ($m)
Gross Margin %
90%
87%
84%
141% CAGR
$300
$152
$52
2026E
2027E
2028E
Gross Margin
‘26 - ‘28 CAGR



EBITDA ($m)
EBITDA Margin %
(64%)
24%
42%
$151
$42
($37)
2026E
2027E
2028E
EBITDA

Source(s): Company Estimates.

Expected Favorable Return on Marketing



Subscriber Base
426k
165k
18k
44k
38k
55k
2026E
2027E
2028E
Prescription
OTC



Annual Marketing Spend ($m)
As % of Revenue
29%
13%
11%
$55
$27
$15
2026E
2027E
2028E
Marketing & Advertising expense



LTV / CAC
6.9x
5.0x
3.8k
2.8x
3.0x
3.0x
2026E
2027E
2028E
Prescription
OTC

Source(s): Company Estimates.

Operational KPI Assumptions


Prescription (New Organic)
Monthly Subscribers Vs Conversion Rate
GAMES
SHOWCASE
Baseline
Organic
Conversion rate

Baselines for both organic subscribers and conversion rate for prescription will stabilise at a higher point than before following each Games and Showcase event.


OTC (New Organic)
Monthly subscribers Vs Conversion Rate
GAMES
SHOWCASE
Baseline
Organic
Conversion rate

Baselines for both organic subscribers and conversion rate for supplements will stabilise at a higher point than before following each Games and Showcase event.


New Monthly Performance Marketing
Subscribers vs Monthly CAC
GAMES
SHOWCASE
Decelerated CAC
Prescription - Performance Marketing
OTC Performance Marketing
Prescription - CAC
OTC - CAC

Each Games and Showcase event will noticeably **compress CAC** while decelerating its increase over time.

Source(s): Company Estimates.

Transaction Overview

Transaction Summary

- Implied pro forma enterprise value of $1,310m.
- APAD to combine with Enhanced Ltd.
- Private Placement: Enhanced also announced a $40m SAFE investment convertible into preferred or public company shares.
- Existing shareholders of Enhanced to maintain approximately 81% economic ownership (assuming no redemptions).

Pro Forma Enterprise Value

Share Price	$10.00
Pro Forma Shares Outstanding	154m
Equity Value	**$1,540m**
(-) Cash on Balance Sheet	$230
(+) Debt	$0m
Pro Forma Enterprise Value	**$1,310m**
Pro Forma EV / 2027E Revenue	7.4x
Pro Forma EV / 2027E EBITDA	30.9x

Illustrative Sources & Uses

Sources

SPAC Cash Held in Trust	$200m
Private Placement	$40m
Seller's Equity	$1,200m
Total	**$1,440m**

Uses

Cash to Balance Sheet	$230m
Sellers Equity	$1,200m
Transaction Fees	$10m
Total	**$1,440m**

Use of Proceeds

- \+ Athletes
- \+ Games Delivery
- \+ G&A Runway
- \+ Live Enhanced

Source(s): Company Internal Data; Note(s): Assumes no redemptions and full trust amount funded to Enhanced at closing.

P&L Forecast Overview

In million ($)

Overview	Estimates	2025E	2026E	2027E	2028E
Net Revenue		-	$57	$175	$357
Growth		-	na	205%	104%
COGS		-	$5	$23	$57
Gross Margin		-	$52	$152	$300
Gross Margin %		-	90%	87%	84%
Marketing & Advertising expense		$0	$15	$27	$55
Games expense		$4	$31	$33	$35
Salaries & Athlete Costs		$5	$23	$26	$31
Other		$4	$18	$23	$28
Total Operating Expenses		$14	$88	$110	$149
EBITDA		($14)	($37)	$42	$151
EBITDA Margin %		-	(64%)	24%	42%

Source(s): Company Estimates



E+ ENHANCED
Let’s Build The Future of Sport Together.

Appendix

Peer Margin Profile (1/4)



'26'-'28 Revenue CAGR
8%
5%
11%
5%
150%
11%
21%
9%
21%
Liberty Media (F1)
MSG Sports
Manchester United
Atlanta Braves
Enhanced
Hims & Hers Health
Hinge Health
GoodRx Holdings
Omada Health
2027 Gross Margin
36%
26%
77%
32%
87%
76%
83%
93%
67%
Liberty Media (F1)
MSG Sports
Manchester United
Atlanta Braves
Enhanced
Hims & Hers Health
Hinge Health
GoodRx Holdings
Omada Health
2027 EBITDA Margin
26%
2%
34%
11%
24%
15%
21%
36%
4%
Liberty Media (F1)
MSG Sports
Manchester United
Atlanta Braves
Enhanced
Hims & Hers Health
Hinge Health
GoodRx Holdings
Omada Health

Publicly Available Sources: FactSet & Bloomberg as of 11/25/2025; Metrics are reported for each issuer and may reflect differing fiscal year-ends, accounting policies, and non-GAAP definitions; For illustration only;

Indicates Sports Brands; Indicates Subscriptions Health; // Indicates not to scale

Peer Margin Profile (2/4)

'26'-'28 Revenue CAGR



150%
8%
5%
11%
5%
11%
21%
9%
21%
Liberty Media (F1)
MSG Sports
Manchester United
Atlanta Braves
Enhanced
Hims & Hers Health
Hinge Health
GoodRx Holdings
Omada Health

2028 Gross Margin



37%
26%
77%
32%
84%
75%
84%
93%
67%
Liberty Media (F1)
MSG Sports
Manchester United
Atlanta Braves
Enhanced
Hims & Hers Health
Hinge Health
GoodRx Holdings
Omada Health

2028 EBITDA Margin



29%
3%
41%
14%
42%
16%
26%
37%
4%
Liberty Media (F1)
MSG Sports
Manchester United
Atlanta Braves
Enhanced
Hims & Hers Health
Hinge Health
GoodRx Holdings
Omada Health

Publicly Available Sources: FactSet & Bloomberg as of 11/25/2025; Metrics are reported for each issuer and may reflect differing fiscal year-ends, accounting policies, and non-GAAP definitions; For illustration only;

Indicates Sports Brands; Indicates Subscriptions Health; // Indicates not to scale

Peer Multiple Benchmarking (3/4)

2027 EV / Revenue



5.9x
6.1x
3.5x
3.9x
7.4x
2.4x
4.7x
1.2x
2.7x
Liberty Media (F1)
MSG Sports
Manchester United
Atlanta Braves
Enhanced
Hims & Hers Health
Hinge Health
GoodRx Holdings
Omada Health

2027 EV / Gross Profit



16.6x
23.8x
4.5x
12.3x
8.6x
3.2x
5.7x
1.3x
4.0x
Liberty Media (F1)
MSG Sports
Manchester United
Atlanta Braves
Enhanced
Hims & Hers Health
Hinge Health
GoodRx Holdings
Omada Health

2027 EV / EBITDA



22.7x
263.5x
10.1x
35.6x
30.9x
16.3x
22.4x
3.3x
61.2x
Liberty Media (F1)
MSG Sports
Manchester United
Atlanta Braves
Enhanced
Hims & Hers Health
Hinge Health
GoodRx Holdings
Omada Health

Publicly Available Sources: FactSet & Bloomberg as of 11/25/2025; Metrics are reported for each issuer and may reflect differing fiscal year-ends, accounting policies, and non-GAAP definitions; For illustration only; Note(s): Assumes a $1.3bn Pro Forma Valuation for Enhanced. ■ Indicates Sports Brands; ■ Indicates Subscriptions Health; // Indicates not to scale

Peer Multiple Benchmarking (4/4)

2028 EV / Revenue



5.5x
5.9x
3.2x
3.7x
3.6x
2.4x
3.8x
1.1x
2.2x
Liberty Media (F1)
MSG Sports
Manchester United
Atlanta Braves
Enhanced
Hims & Hers Health
Hinge Health
GoodRx Holdings
Omada Health

2028 EV / Gross Profit



14.9x
22.7x
4.2x
11.6x
4.3x
3.2x
4.5x
1.2x
3.3x
Liberty Media (F1)
MSG Sports
Manchester United
Atlanta Braves
Enhanced
Hims & Hers Health
Hinge Health
GoodRx Holdings
Omada Health

2028 EV / EBITDA



18.6x
170.9x
8.0x
27.0x
8.6x
14.8x
14.4x
3.0x
50.8x
Liberty Media (F1)
MSG Sports
Manchester United
Atlanta Braves
Enhanced
Hims & Hers Health
Hinge Health
GoodRx Holdings
Omada Health

Publicly Available Sources: FactSet & Bloomberg as of 11/25/2025; Metrics are reported for each issuer and may reflect differing fiscal year-ends, accounting policies, and non-GAAP definitions; For illustration only; Note(s): Assumes a $1.3bn Pro Forma Valuation for Enhanced. Indicates Sports Brands; Indicates Subscriptions Health; // Indicates not to scale

Summary of Risks

Risks Related to Enhanced's Financial and Capital Needs

1. Enhanced's business model will require significant upfront and ongoing investment to fund live events, media production, and direct-to-consumer operations, and it may not be able to obtain the financing it needs on acceptable terms, or at all. A lack of available or affordable capital could slow or halt its growth initiatives and materially harm its business, financial condition, and prospects.
2. Future financings or security issuances could dilute existing shareholders and depress Enhanced's share price, particularly as new shares become freely tradable . Additional equity or convertible debt offerings, or even the perception that large amounts of shares may be sold, could reduce investor confidence and adversely affect the value of Enhanced's common stock.
3. Enhanced's ability to complete the business combination and execute its business plan depends on receiving funds from the SAFE financing and other financings; if any portion of these commitments does not close, it may face a significant funding shortfall. Any failure to secure these proceeds, or to replace them on favorable terms, could leave Enhanced without sufficient working capital, delay implementation of its strategy, or materially impair its operations and growth prospects.
4. Enhanced's management will have significant flexibility in deciding how to deploy proceeds from the business combination, SAFE financing, and other financings, including a portion expected to fund the 2026 Enhanced Games. Because the Company's business is untested, these funds may be used in ways that do not generate returns or align with shareholder expectations, which could adversely affect Enhanced's performance and financial condition.
5. Enhanced's projections for growth and profitability depend heavily on management's assumptions about demand for its events, media, and direct-to-consumer offerings, assumptions that are inherently uncertain given its untested model and lack of operating history. If those assumptions prove inaccurate or market acceptance falls short, Enhanced's actual performance could vary materially from expectations and require strategic or financial adjustments that negatively impact its business.
6. Enhanced plans to reinvest future earnings to fund operations and growth rather than pay dividends, meaning investors should not expect any near-term cash returns. Any decision to declare dividends would depend on board discretion, financial performance, and legal or contractual limits, so shareholder returns will depend largely on potential share price appreciation.

Risks Related to the Potential De-SPAC Transaction

7. **The valuation of Enhanced in connection with the Business Combination was not established through an arm's-length negotiation or a market-tested process, and investors should not rely on that valuation. The $1.2 billion enterprise value of Enhanced agreed in connection with the Business Combination was determined through negotiations between Enhanced, Apeiron and the Sponsor, and was not the result of a competitive or broadly marketed process involving unaffiliated third parties. Enhanced is controlled by Apeiron. Apeiron also led Enhanced's recent Series B equity financing and the Private Placement and exercises significant influence over Enhanced's operations and governance. In addition, Apeiron has entered into a Sponsor Equity Agreement with the Sponsor providing Apeiron with a call option and the Sponsor with a put option over the Sponsor's shares of A Paradise reducing the economic exposure of the Sponsor to trading prices following consummation of the Business Combination. Under the Sponsor Equity Agreement, Apeiron will pay a deposit amount of $5.5m, creditable against such call option and put option arrangements, and repayable only in very narrow circumstances. These arrangements may give rise to actual or perceived conflicts of interest in connection with the negotiation of the Business Combination and the determination of the valuation of Enhanced agreed for the purposes of the Business Combination.**
8. If a large number of SPAC shareholders redeem their shares before closing, the cash available to Enhanced could fall below projections, leaving Enhanced underfunded to execute its event, telehealth, and growth plans. Significant redemptions or other shortfalls in available cash may force Enhanced to scale back operations, seek costly or unavailable financing, and could increase volatility and risk for remaining investors.
9. Because the SPAC sponsor purchased founder shares and private warrants at nominal prices that could yield significant gains once the business combination closes, their financial interests may diverge from those of public shareholders. This economic incentive motivates the SPAC sponsor to complete the merger even on terms less favorable to Enhanced's shareholders, increasing the risk that the business combination proceeds without maximizing shareholder value.
10. Because Enhanced will go public through a de-SPAC transaction rather than a traditional underwritten IPO, investors will not benefit from an independent underwriter's due-diligence review, pricing process, or post-offering market support. This absence of third-party vetting and analyst coverage increases the risk of incomplete information, inefficient price discovery, and greater share-price volatility once Enhanced becomes publicly traded.
11. If Enhanced fails to meet Nasdaq's listing standards or maintain compliance after the business combination, its securities could be delisted, limiting liquidity and investor access to trading. Delisting could also trigger additional regulatory burdens, reduce analyst coverage and financing options, and make Enhanced's shares less attractive to investors.
12. A large number of shares will become eligible for resale after the business combination, through financing registrations, Form S-8 equity awards, and lock-up releases, creating the potential for significant selling pressure in the market. Actual or anticipated sales by these holders could increase volatility, reduce the trading price of Enhanced's stock, and make it harder for the Company to raise additional capital.

Risks Related to Operating as a Public Company

13. Enhanced's leadership team has limited experience managing a U.S. public company and navigating complex securities laws, investor relations, and compliance obligations, which could divert focus from business execution. The Company may face additional challenges recruiting and integrating qualified, independent directors with public company expertise, potentially affecting governance effectiveness and investor confidence.
14. Enhanced has never been required to implement or test public-company internal controls and will now face extensive SEC compliance obligations that demand significant resources and expertise. If its new controls are poorly designed, inadequately enforced, or fail to prevent errors or fraud, Enhanced could experience material weaknesses in financial reporting, higher compliance costs, and loss of investor confidence.
15. Becoming a public company will subject Enhanced to extensive regulatory, reporting, and governance requirements that will significantly increase its legal, accounting, and compliance costs. These obligations could strain management resources, make it harder to attract qualified directors and officers, and expose the Company to fines, sanctions, or delisting if it fails to meet ongoing public-company standards.
16. Because Enhanced's novel business lacks comparable peers or standardized metrics, it may struggle to determine what information is material and how best to communicate it to investors. These disclosure judgments, spanning all aspects of its operations, could result in inconsistent or misunderstood metrics, delays or errors in reporting, and greater risk of regulatory scrutiny, shareholder claims, and share-price volatility.
17. Because Enhanced's model is controversial, it may struggle to attract analyst coverage or investment from major institutions that apply certain screens. Limited research visibility and reduced institutional demand could weaken market confidence, lower trading volume, and make it more difficult or expensive for Enhanced to raise capital, all of which could depress its share price.

Risks Related to Enhanced's Business Model, Commercial Operations and Operating Market

18. Enhanced's business concept is new, untested, and dependent on the successful launch of its first major event, the 2026 Enhanced Games, as well as on the acceptance of enhancement-based sports and related direct-to-consumer product offerings. With little operating history, minimal revenue, and significant execution, regulatory, and market-adoption risks, Enhanced may fail to generate sustainable income or profitability, leading to volatility in results and potential loss of shareholder value.
19. Enhanced's ability to succeed depends on creating and sustaining consumer demand for its "enhanced" sporting events, media content, and related telehealth and merchandise offerings—markets that are entirely unproven. If public interest, sponsor support, or audience acceptance fails to develop or wanes due to controversy, shifting tastes, or underperforming events, Enhanced could face reduced revenues, unrecovered costs, and long-term harm to its brand and growth prospects.
20. Enhanced's financial success relies on generating multiple untested revenue streams, from event broadcasting, sponsorships, ticketing, and merchandising to telehealth services, all of which depend on the popularity and execution of its live events, particularly the inaugural 2026 Enhanced Games. If events underperform, contracts or sponsorships fail to materialize, or economic conditions weaken consumer and corporate spending, Enhanced's revenues could fall well below expectations, jeopardizing its profitability and growth plans.
21. Because Enhanced must commit significant resources long before its events occur, any postponement, cancellation, or major change could result in unrecovered expenses, refund liabilities, and lost revenue. Many of these disruptions, ranging from weather and health issues to venue or participant problems, are beyond its control, and insurance may not fully cover the resulting financial or reputational losses.
22. Since athlete enhancement is voluntary and performance outcomes may vary, Enhanced's events could fail to meet audience, sponsor, or media expectations for elite competition or entertainment value. Underwhelming or inconsistent performances would directly undermine ticket sales, media and sponsorship revenue, and demand for its telehealth offerings, potentially damaging the viability of its entire business model.
23. Enhanced's events and telehealth offerings carry inherent risks of injury, accidents, or other incidents that could lead to costly claims and reputational harm. If insurance becomes too expensive, unavailable, or excludes critical risks, Enhanced could be underinsured or unable to obtain necessary coverage, forcing it to curtail events or absorb significant losses that materially affect its business and financial results.
24. Enhanced's telehealth business depends heavily on a third party service provider for clinical staffing, prescribing, and compliance functions that it cannot fully control. Operational lapses, misaligned priorities, or pricing and performance issues at OpenLoop could disrupt service delivery, harm Enhanced's reputation, and create costly or impractical challenges in finding alternative providers.

Summary of Risks

Risks Relating to Enhanced's Legal and Regulatory Obligations

25. Enhanced operates in a regulatory environment that is unsettled and varies widely across jurisdictions, with changes in drug, anti-doping, or telehealth laws posing major risks to its business model. More restrictive rules, shifting enforcement priorities, or delays and denials of necessary licenses could limit or prevent Enhanced from holding events or offering direct-to-consumer products, leading to higher compliance costs, reputational harm, and potential legal exposure.
26. Expanding internationally will expose Enhanced to a variety of foreign laws, licensing requirements, and enforcement risks that may restrict or prohibit its events or telehealth operations in certain markets. Failure to obtain or maintain necessary approvals, manage local partnerships, or comply with complex and changing regulations could lead to fines, delays, event cancellations, or loss of market access, materially harming Enhanced's growth and profitability.

Risks Relating to Enhanced's Legal and Regulatory Obligations

27. Enhanced's live events and telehealth operations involve inherent risks of athlete injuries, spectator accidents, or adverse health outcomes that could lead to costly claims, regulatory scrutiny, and reputational harm. Even with insurance, coverage may be limited or unavailable, and serious incidents, particularly those linked to enhancement substances, could generate litigation, media backlash, and financial losses that materially damage Enhanced's business and brand.
28. Enhanced's disruptive business model may trigger lawsuits and regulatory challenges from established sports bodies, competitors, or regulators seeking to block or restrict its events and telehealth operations. Defending such actions could delay or cancel the Enhanced Games, force costly changes to its business model, and generate reputational and financial harm that could also jeopardize completion or success of the business combination.
29. Enhanced's telehealth and clinical activities involve collecting and processing sensitive personal and health data, exposing it to significant cybersecurity, privacy, and compliance risks. A breach, system failure, or violation of complex data-protection laws or partner standards could lead to regulatory investigations, costly remediation, loss of trust, and restrictions on its ability to maintain or form critical partnerships.

Risks Related to the Health, Safety, and Ethics of Enhanced's Operations

30. Enhanced's sporting events and telehealth operations require extensive medical staffing, equipment, and emergency-response infrastructure that may be expensive, difficult to source, and subject to varying local requirements. Failure to maintain adequate medical capabilities or comply with evolving standards could lead to serious injuries, regulatory penalties, loss of partners or venues, and costly liability that would harm Enhanced's reputation and financial performance.
31. Enhanced's success depends on retaining its experienced leadership and medical professionals and on recruiting additional qualified personnel as it expands its events and telehealth services. Difficulty hiring or keeping skilled staff, especially licensed clinicians and specialized operational talent, could disrupt compliance and operations, increase costs, and slow growth, materially harming Enhanced's business performance.
32. Allowing athletes to use enhancement substances, even those regulated by the FDA, exposes Enhanced to serious medical, legal, and reputational risks if participants misuse products or experience adverse reactions. Failures in oversight, testing, or compliance, or future reclassification of permitted substances as controlled drugs, could lead to injuries, lawsuits, regulatory action, event cancellations, and loss of partner or insurer support, all of which could materially harm Enhanced's business.
33. If Enhanced sponsors or participates in clinical trials of enhancement substances, it could face substantial product-liability, regulatory, and reputational risks arising from participant injuries, protocol violations, or alleged misconduct. Government investigations, lawsuits, or adverse events could delay or terminate trials, lead to costly settlements or penalties, and restrict Enhanced's ability to conduct future studies or stage related events.
34. Because Enhanced's events center on the use of performance-enhancing substances, it faces significant reputational and ethical scrutiny that could deter athletes, viewers, sponsors, and venues. Strong public or institutional opposition, negative media coverage, or stricter regulation of performance-enhancing substances use could severely limit participation, commercial partnerships, and revenue opportunities, undermining Enhanced's long-term viability.

Risks Related to Enhanced's Competition and Industry Opposition

35. Enhanced competes with well-established sports leagues and entertainment providers that have stronger brands, deeper resources, and entrenched relationships with broadcasters, sponsors, and venues. These rivals could restrict Enhanced's access to key markets or drive up costs, and heightened competition could reduce attendance, sponsorship revenues, and overall demand for the Enhanced Games.
36. Enhanced's success depends on attracting elite athletes and coaches, yet traditional sports organizations may deter participation through sanctions, eligibility rules, or reputational pressure. If top talents decline to participate or demand higher compensation, the quality and marketability of Enhanced's events would suffer, reducing audience interest, sponsorships, and overall revenue.
37. Enhanced's success depends on maintaining relationships with venues, broadcasters, sponsors, and specialized service providers, many of whom could withdraw support under pressure from incumbents, regulators, or due to reputational concerns. Losing or failing to secure these partners could delay or downsize events, increase costs, reduce sponsorship and media revenue, and threaten both the viability of the Enhanced Games and completion of the business combination.
38. Enhanced's unique but controversial business model may face coordinated opposition from sports federations, anti-doping agencies, public-health organizations, and advocacy groups that seek to block its events or restrict its access to venues, sponsors, and distribution partners. Even if its pending antitrust lawsuit or similar actions succeed only partially, these campaigns could still lead to costly delays, loss of partners, and reputational harm that materially limit Enhanced's ability to operate and grow.
39. Public and institutional opposition to performance-enhancing substance use could generate sustained negative publicity and pressure regulators, venues, and partners to distance themselves from Enhanced's events. Successful advocacy campaigns or damaging media coverage could reduce consumer acceptance, drive away sponsors and distributors, and materially undermine Enhanced's brand, revenue potential, and investor confidence in the business combination.

Risks Related to Future Strategic Expansions

40. Enhanced relies on third-party timing, scoring, analytics, and broadcast systems, many controlled by established sports organizations or vendors that may oppose its model, and could lose or face limits on access to these tools. Any restriction, increased cost, or legal dispute over data use could degrade the quality of its events and media products, raise expenses, reduce engagement and monetization, and materially harm its operations.

Risks Related to Enhanced's Share Class Structure

41. Enhanced's dual-class share structure will give its controlling shareholder voting power exceeding its economic stake, allowing it to influence or determine key corporate decisions and limit the ability of other shareholders to affect governance outcomes. This concentration of control could deter takeovers, reduce investor confidence, and depress the value of Enhanced's common stock, particularly if Enhanced relies on "controlled-company" governance exemptions or does not adopt a sunset provision to limit the super-voting rights.